                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

 --------------------------------------------

 IN RE:                                       CHAPTER 11

 INTERNATIONAL TOTAL SERVICES, INC.,          CASE NOS. 01-21812, 01-21818,
 CROWN TECHNICAL SYSTEMS, INC.,               01-21820, 01-21822, 01-21824,
 I.T.S. OF NEW YORK SECURITY, INC.,           01-21826, 01-21827 (CD)
 SELECTIVE DETECTIVE SERVICES, INC.,
 T.I.S., INCORPORATED,                        JOINTLY ADMINISTERED UNDER
 CERTIFIED INVESTIGATIVE SERVICES, INC., AND  CASE NO. 101-21812
 TEXAS INTERNATIONAL SERVICES CORP.,
                                              INTERNATIONAL TOTAL SERVICES, INC.
 DEBTORS AND DEBTORS-IN-POSSESSION.           FEDERAL TAX ID #:  34-1264201
 --------------------------------------------

                            MONTHLY OPERATING REPORT
            REPORTING PERIOD: AUGUST 1, 2002 THROUGH AUGUST 31, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

----------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                    Document          Explanation
                                                        Form No.      Attached            Attached
----------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements            MOR-1              Yes          See Exhibit A
----------------------------------------------------------------------------------------------------------
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)       Yes          See Exhibit B
      bank reconciliations)
----------------------------------------------------------------------------------------------------------
     Copies of bank statements                                            Yes          See Exhibit C
----------------------------------------------------------------------------------------------------------
     Cash disbursement journals                                           Yes          See Exhibit A
----------------------------------------------------------------------------------------------------------
Statement of Operations                                MOR-2              Yes          See Exhibit D
----------------------------------------------------------------------------------------------------------
Balance Sheet                                          MOR-3              Yes          See Exhibit E
----------------------------------------------------------------------------------------------------------
Status of Post-petition Taxes                          MOR-4              Yes          See Exhibit F
----------------------------------------------------------------------------------------------------------
     Copies of ITS Form 6123 or payment                                   N/A
      receipt
----------------------------------------------------------------------------------------------------------
     Copies of tax returns filed during reporting                         N/A
      period
----------------------------------------------------------------------------------------------------------
Summary of Unpaid Post-petition Debts                  MOR-4              Yes          See Exhibit G
----------------------------------------------------------------------------------------------------------
     Listing of aged Accounts Payable                                     Yes          See Exhibit G
----------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging           MOR-5              Yes       See Exhibits H and I
----------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                   MOR-5              Yes
----------------------------------------------------------------------------------------------------------






I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ RON KOEGLER                                    10/02/02
--------------------------------          ---------------------------
Ron Koegler, Executive Vice President                Date
and Controller

                                                     SCHEDULE OF CASH RECEIPTS
                                                       BANK ONE AUGUST 2002

----------------------------------------------------------------------------------------------------------------------------------
                 NON-A/R       ACCOUNTS RECEIVABLES                                                           COLLECTIONS
           -----------------------------------------------------------------------------------------------------------------------
                               SMS         AVIATION                                  ACTUAL
   DATE            MISC       WIRES        LOCKBOX      CHECKS      WIRES/ACH         TOTAL         CUMULATIVE         PRIOR MONTH
----------------------------------------------------------------------------------------------------------------------------------
  1-Aug                                      $ 320.84                   $ -          $ 320.84           320.84
  2-Aug                                                                0.00              0.00           320.84
  5-Aug                                     15,420.52                367.34         15,787.86        16,108.70
  6-Aug           159.21                     1,979.18                  0.00          2,138.39        18,247.09
  7-Aug                                      5,861.75                  0.00          5,861.75        24,108.84
  8-Aug                                                                0.00              0.00        24,108.84
  9-Aug           276.00                                   601.42      4.52            881.94        24,990.78
  12-Aug                                    52,000.91    4,565.00      0.00         56,565.91        81,556.69
  13-Aug                     87,402.08                                 0.00         87,402.08       168,958.77
  14-Aug                                                               0.00              0.00       168,958.77
  15-Aug        3,455.72                    30,104.12                176.06         33,735.90       202,694.67
  16-Aug                                       192.65                  0.00            192.65       202,887.32
  19-Aug                                    17,899.07                  0.00         17,899.07       220,786.39
  20-Aug                                                               0.00              0.00
  21-Aug                                                               0.00              0.00
  22-Aug                                       419.18                  0.00            419.18       221,205.57
  23-Aug           22.32                                   461.07      0.00            483.39       221,688.96
  26-Aug                                       219.82                  0.00            219.82       221,908.78
  27-Aug       15,000.00                                               0.00         15,000.00       236,908.78
  28-Aug                                       404.24                  0.00            404.24       237,313.02
  29-Aug                                                               0.00              0.00
  30-Aug          190.00                       342.00                  0.00            532.00       237,845.02
                                                                       0.00              0.00
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total        $ 19,103.25   $ 87,402.08   $ 125,164.28  $ 5,627.49  $ 547.92      $ 237,845.02                               $0.00
----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                         Total Non-A/R:  $ 106,505.33 Total A/R $131,339.69                   Avg Daily Deposit         $ 14,865.31
                                         ============           ===========

                         SCHEDULE OF CASH DISBURSEMENTS
                              BANK ONE AUGUST 2002



                              Accounts Payable -                                                              Payroll -
                         Issued             Cleared            Outstanding               Issued               Cleared

        31-Jul                                                  $ 90,734.74
         1-Aug            5,062.12                  -             95,796.86                      -                    -
         2-Aug              993.94             425.70             96,365.10                      -                    -
         3-Aug                   -                  -             96,365.10                      -                    -
         4-Aug                   -                  -             96,365.10                      -                    -
         5-Aug                   -           7,060.38             89,304.72               9,545.04                    -
         6-Aug                   -           1,575.17             87,729.55                      -                25.00
         7-Aug                   -           4,373.41             83,356.14                      -                    -
         8-Aug                   -          21,436.78             61,919.36              (4,341.44)                   -
         9-Aug               70.00          20,459.16             41,530.20                      -               736.07
        10-Aug                   -                  -             41,530.20                      -                    -
        11-Aug                   -                  -             41,530.20                      -                    -
        12-Aug               61.54           6,105.68             35,486.06                      -             2,815.89
        13-Aug            4,054.40           1,284.40             38,256.06                      -             4,455.71
        14-Aug                   -           9,860.62             28,395.44                      -               234.92
        15-Aug                   -              75.71             28,319.73                      -               116.55
        16-Aug                   -              10.72             28,309.01                      -               613.95
        17-Aug                   -                  -             28,309.01                      -                    -
        18-Aug                   -                  -             28,309.01                      -                    -
        19-Aug                   -             733.18             27,575.83                      -                50.30
        20-Aug                   -           1,530.41             26,045.42                      -                    -
        21-Aug                   -           4,054.40             21,991.02                      -                    -
        22-Aug                   -           2,058.00             19,933.02                      -               528.34
        23-Aug                   -                  -             19,933.02                      -                    -
        24-Aug                   -                  -             19,933.02                      -                    -
        25-Aug                   -                  -             19,933.02                      -                    -
        26-Aug                   -           1,186.17             18,746.85                      -                43.68
        27-Aug            6,305.16                  -             25,052.01                      -                    -
        28-Aug                   -                  -             25,052.01                      -                    -
        29-Aug                   -                  -             25,052.01                      -                    -
        30-Aug                   -                  -             25,052.01                      -                    -
        31-Aug                   -                  -             25,052.01                      -                    -
               -------------------- ------------------  --------------------    -------------------  -------------------
Month end                16,547.16          82,229.89             25,052.01               5,203.60             9,620.41
               ==================== ==================  ====================    ===================  ===================




                      Outstanding                              Bank           Clearing
                                           Benefits            Fees           Transfers
        31-Jul        $ 168,446.59
         1-Aug          168,446.59              558.37                                    -
         2-Aug          168,446.59                                                   425.70
         3-Aug          168,446.59
         4-Aug          168,446.59
         5-Aug          177,991.63                                                 7,060.38
         6-Aug          177,966.63               91.57                             1,691.74
         7-Aug          177,966.63            2,341.74                             4,281.84
         8-Aug          173,625.19                                                21,436.78
         9-Aug          172,889.12               60.48                            21,195.23
        10-Aug          172,889.12
        11-Aug          172,889.12
        12-Aug          170,073.23                                                 8,921.57
        13-Aug          165,617.52              598.45                             5,740.11
        14-Aug          165,382.60               31.83                            10,095.54
        15-Aug          165,266.05                                                   192.26
        16-Aug          164,652.10            1,744.89         1,236.52              624.67
        17-Aug          164,652.10
        18-Aug          164,652.10
        19-Aug          164,601.80                                                   783.48
        20-Aug          164,601.80               31.39                             1,530.41
        21-Aug          164,601.80               70.03                             4,054.40
        22-Aug          164,073.46                                                 2,586.34
        23-Aug          164,073.46            1,131.53
        24-Aug          164,073.46
        25-Aug          164,073.46
        26-Aug          164,029.78                                                 1,229.85
        27-Aug          164,029.78
        28-Aug          164,029.78
        29-Aug          164,029.78            2,511.87
        30-Aug          164,029.78              136.60
        31-Aug          164,029.78
                -------------------    ---------------   ------------    -------------------
Month end               164,029.78            9,308.75      1,236.52              91,850.30
                ===================    ===============   ============    ===================


                                    CITIBANK
                               PRE-BOARD SCREENING
                              CONCENTRATION ACCOUNT
                                  AUGUST, 2002





     8/2/2002 IMMEDIATE FUNDS DEBIT                          (420,000.00)

     8/5/2002 IMMEDIATE FUNDS DEBIT                        (3,000,000.00)

     8/9/2002 BUSINESS ACCESS TRANSFER OUT                 (1,000,000.00)
     8/9/2002 BUSINESS ACCESS TRANSFER OUT                 (1,000,000.00)

    8/12/2002 IMMEDIATE FUNDS DEBIT                        (3,000,000.00)
    8/12/2002 Deposit                                          70,068.43

    8/14/2002 IMMEDIATE FUNDS DEBIT                        (5,000,000.00)

    8/15/2002 IMMEDIATE FUNDS DEBIT                        (1,000,000.00)

    8/19/2002 IMMEDIATE FUNDS DEBIT                        (3,000,000.00)

    8/27/2002 IMMEDIATE FUNDS DEBIT                        (1,200,000.00)
    8/27/2002 IMMEDIATE FUNDS DEBIT                        (1,000,000.00)

    8/28/2002 IMMEDIATE FUNDS DEBIT                        (2,000,000.00)

    8/30/2002 INTEREST EARNED                                  16,440.89

                                    CITIBANK
                               PRE-BOARD SCREENING
                               ACCOUNTS PAYABLE -
                                  AUGUST, 2002

CHECK CLEARINGS

8/1/2002 TOTAL                                                   (36,388.00)
8/2/2002 TOTAL                                                  (674,421.40)
8/5/2002 TOTAL                                                   (78,820.73)
8/6/2002 TOTAL                                                  (204,960.50)
8/7/2002 TOTAL                                                  (172,427.46)
8/8/2002 TOTAL                                                  (119,738.86)
8/9/2002 TOTAL                                                  (100,575.04)
8/12/2002 TOTAL                                                 (148,701.11)
8/13/2002 TOTAL                                                 (100,388.21)
8/14/2002 TOTAL                                                  (43,625.55)
8/15/2002 TOTAL                                                  (48,910.58)
8/16/2002 TOTAL                                               (4,262,662.08)
8/19/2002 TOTAL                                                 (131,572.71)
8/20/2002 TOTAL                                                 (186,240.25)
8/21/2002 TOTAL                                                 (101,801.09)
8/22/2002 TOTAL                                                  (87,887.23)
8/23/2002 TOTAL                                                 (100,946.08)
8/26/2002 TOTAL                                                  (87,966.72)
8/27/2002 TOTAL                                                 (217,350.58)
8/28/2002 TOTAL                                                  (25,318.76)
8/29/2002 TOTAL                                                  (80,351.75)
8/30/2002 TOTAL                                                  (65,008.47)
                                                               -------------
GRAND TOTAL                                                   (1,286,756.95)
                                                               =============


 8/2/2002 ACH-IRS            USATAXPYMT0802022202214315          (604,581.50)
 8/5/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,         1,000,000.00
 8/7/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0              (221.83)
 8/7/2002 ACH-MN DEPT REVENUE5548570*004*020807*T*00003            (3,385.01)
 8/7/2002 ACH-IRS            USATAXPYMT0807022202219270            (5,100.47)
 8/7/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020731           (12,603.07)
 8/9/2002 BUSINESS ACCESS TRANSFER IN                           1,000,000.00
 8/9/2002 ACH-IRS            USATAXPYMT0809022202221210          (978,848.45)
8/12/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,         1,000,000.00
8/12/2002 ACH-STATE OF HAWAIITXP*10512733*01130*020701*           (36,959.50)
8/14/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,         5,000,000.00
8/14/2002 ACH-MN DEPT REVENUE5548570*004*020814*T*00000               (44.78)
8/14/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0               (71.71)
8/14/2002 ACH-IRS            USATAXPYMT0814022202226284          (296,210.74)
8/15/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020731*            (4,898.83)
8/15/2002 ACH-GEORGIA WITHHOLPAYMNT0815021165/067214              (48,348.04)
8/15/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                       (101,862.34)
8/16/2002 ACH-IRS            USATAXPYMT0816022202228342          (538,129.54)
8/19/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,         1,000,000.00
8/20/2002 ACH-MN DEPT REVENUE5548570*002*020731*T*00013           (13,180.00)
8/20/2002 ACH-SALES & USE TAXTXP*890757966*04200*020731           (25,279.32)
8/20/2002 ACH-STATE OF HAWAIITXP*10512733*04610*020701*           (31,041.30)
8/20/2002 ACH-FLA DEPT REVENU0820021010/554499                    (75,758.06)
8/21/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0              (287.64)
8/21/2002 ACH-IRS            USATAXPYMT0821022202233952              (581.78)
8/21/2002 ACH-MN DEPT REVENUE5548570*004*020821*T*00003            (3,374.46)
8/21/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                         (6,288.00)
8/21/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020816            (8,863.45)
8/21/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                         (9,937.65)
8/23/2002 ACH-IRS            USATAXPYMT0823022202235815          (994,994.91)
8/26/2002 IMMEDIATE FUNDS DEBIT                                      (127.49)
8/27/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,         1,000,000.00
8/28/2002 ACH-MN DEPT REVENUE5548570*004*020828*T*00000               (47.68)
8/28/2002 ACH-IRS            USATAXPYMT0828022202240977            (6,109.97)
8/30/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020815*            (4,467.47)
8/30/2002 ACH-IRS            USATAXPYMT0830022202242738          (510,266.37)

                                    CITIBANK
                               PRE-BOARD SCREENING
                                PAYROLL ACCOUNT -
                                  AUGUST, 2002


Check Clearings
8/1/2002 TOTAL                                                      (210,013.12)
8/2/2002 TOTAL                                                      (443,412.17)
8/5/2002 TOTAL                                                      (719,240.63)
8/6/2002 TOTAL                                                      (339,278.99)
8/7/2002 TOTAL                                                      (176,226.13)
8/8/2002 TOTAL                                                       (93,621.64)
8/9/2002 TOTAL                                                      (647,115.29)
8/12/2002 TOTAL                                                   (1,302,109.50)
8/13/2002 TOTAL                                                     (480,133.96)
8/14/2002 TOTAL                                                     (268,239.28)
8/15/2002 TOTAL                                                     (136,442.69)
8/16/2002 TOTAL                                                     (489,475.14)
8/19/2002 TOTAL                                                     (691,302.68)
8/20/2002 TOTAL                                                     (350,239.02)
8/21/2002 TOTAL                                                     (140,936.35)
8/22/2002 TOTAL                                                      (96,707.19)
8/23/2002 TOTAL                                                     (600,834.38)
8/26/2002 TOTAL                                                   (1,342,811.75)
8/27/2002 TOTAL                                                     (523,804.27)
8/28/2002 TOTAL                                                     (264,963.61)
8/29/2002 TOTAL                                                     (151,517.32)
8/30/2002 TOTAL                                                     (422,649.36)
                                                                ----------------
GRAND TOTAL                                                       (9,891,074.47)
                                                                ================

 8/1/2002 IMMEDIATE FUNDS DEBIT                                   (1,000,000.00)
 8/1/2002 SERVICE CHARGE                                                (600.00)
 8/1/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,            1,000,000.00
 8/2/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,              420,000.00
 8/5/2002 SERVICE CHARGE                                                (600.00)
 8/5/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,            2,000,000.00
 8/6/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                  (115,000.00)
 8/9/2002 BUSINESS ACCESS TRANSFER IN                              1,000,000.00
8/12/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                  (115,000.00)
8/12/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,            2,000,000.00
8/15/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,            1,000,000.00
8/16/2002 IMMEDIATE FUNDS DEBIT                                       (1,000.00)
8/19/2002 IMMEDIATE FUNDS DEBIT                                         (271.86)
8/19/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                  (115,000.00)
8/19/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,            2,000,000.00
8/26/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                  (115,000.00)
8/27/2002 IMMEDIATE FUNDS DEBIT                                     (800,000.00)
8/27/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                          (150,000.00)
8/27/2002 SERVICE CHARGE                                                (600.00)
8/27/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,            1,200,000.00
8/27/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,              800,000.00
8/28/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,            2,000,000.00

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
   For the Month of August, Five Months ending August 31, 2002 and the Period from Filing Date to August 31, 2002
                     (Excluding United Kingdom Subsidiaries)

           Debtors                                   Case #'
          ----------                            ------------------
          International Total Services, Inc.      01-21812 CBD
          Crown Technical Systems, Inc.           01-21827 CBD
          ITS of New York Security Inc.           01-21818 CBD
          Selective Detective Services, Inc.      01-21822 CBD
          TIS Incorporated                        01-21826 CBD
          Certified Investigative Services, Inc.  01-21824 CBD
          Texas International Services Corp.      01-21820 CBD

                                                                                                      9/13/2001 to
                                                                                                    August 31, 2002
                                                                              Five Months Ended      Cumulative
                                                          Current Period       August 31, 2002      Filing to Date
                                                          --------------       ---------------      --------------
Revenues
------------------------
          Aviation Services                                 $  16,857,179       $  80,064,917       $ 182,820,675
          Security Services                                          --             2,991,921          24,758,865
                                                            -------------       -------------       -------------
                                                               16,857,179          83,056,838         207,579,540
                                                            -------------       -------------       -------------
Direct Costs
------------------------
          Aviation Services                                    15,811,294          76,698,930         168,267,992
          Security Services                                          --             2,361,010          20,339,896
                                                            -------------       -------------       -------------
                                                               15,811,294          79,059,940         188,607,888
                                                            -------------       -------------       -------------
Gross Margin
------------------------
          Aviation Services                                     1,045,885           3,365,987          14,552,683
          Security Services                                          --               630,911           4,418,969
                                                            -------------       -------------       -------------
                                                                1,045,885           3,996,898          18,971,652
                                                            -------------       -------------       -------------
General & Administrative
------------------------
          Salaries                                                560,301           3,415,850           8,784,118
          Payroll Taxes & Benefits                                431,447             944,581           1,706,430
          Supplies                                                 27,060             181,735             634,992
          Insurance                                                50,307             330,965             536,299
          Training & Recruiting Costs                                 119               6,765              86,518
          Rent - Facilities                                        55,677             367,715           1,118,023
          Telephone/Communications                                 50,121             309,857             998,315
          Rent - Equipment                                          3,957             116,056             345,239
          Maintenance                                                --                12,346              37,578
          Travel                                                   47,849             363,197           1,173,243
          Professional Fees                                       121,128             566,537           2,239,324
          Bad Debt Expense                                           --                  --             1,352,000
          Federal administrative cost reimbursement            (2,000,000)        (10,000,000)        (12,789,041)
          Other Expenses                                           (5,479)            175,469           1,467,264
                                                            -------------       -------------       -------------
                                                                 (657,513)         (3,208,927)          7,690,302
                                                            -------------       -------------       -------------

                                                            -------------       -------------       -------------
Income from Operations                                          1,703,398           7,205,825          11,281,350
                                                            -------------       -------------       -------------

Interest                                                             --               185,500           1,513,333
Depreciation                                                      150,018             601,218           1,245,582
Gains on Sale of Non Pre-Board and Commercial Security               --            (2,546,684)         (2,546,684)
Loss on Sale of UK subsidiary                                        --             1,901,237           1,901,237
Reorganization Expenses Related to Ch. 11                         253,131             928,997           2,668,164

                                                            -------------       -------------       -------------
Income Before Taxes                                             1,300,249           6,135,557           6,499,718
                                                            -------------       -------------       -------------

Provision for Taxes                                                  --                  --            (1,349,000)
                                                            -------------       -------------       -------------
Net Income                                                  $   1,300,249           6,135,557       $   7,848,718
                                                            =============       =============       =============

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                    as of Petition Date and August 31, 2002
                    (Excluding United Kingdom Subsidiaries)

                                            Debtors                     Case #'
                              ---------------------------------------------------------
                              International Total Services, Inc.      01-21812 CBD
                              Crown Technical Systems, Inc.           01-21827 CBD
                              ITS of New York Security Inc.           01-21818 CBD
                              Selective Detective Services, Inc.      01-21822 CBD
                              TIS Incorporated                        01-21826 CBD
                              Certified Investigative Services, Inc.  01-21824 CBD
                              Texas International Services Corp.      01-21820 CBD

                                                                           Balance             Balance
                                                                        August 31, 2002    on Petition date
                                                                        ---------------    ----------------
CURRENT ASSETS
    Cash and Equivalents                                                 $     66,615       $     59,886
    Restricted Customer Deposits                                           10,216,145               --
    Accounts Receivable - Net                                              39,513,461         26,227,540
    Notes Receivable                                                             --                 --
    Inventories                                                                  --              902,137
    Prepaid Expenses                                                          530,681            706,982
    Professional Retainers                                                       --              200,000
    Other Current assets
       Intercompany receivable - United Kingdom subsidiary                       --            2,783,921
       Workers Compensation - funding in excess of projected losses         4,498,226          1,095,261
                                                                         ------------       ------------
                                                                            4,498,226          3,879,182

                                                                         ------------       ------------
Total Current Assets                                                       54,825,128         31,975,727
                                                                         ------------       ------------

PROPERTY AND EQUIPMENT
    Real Property and Improvements                                               --                 --
    Machinery and other office equipment                                    2,062,963          3,855,175
    Furniture, Fixtures and Office Equipment                                3,367,474          4,809,046
    Leasehold Improvements                                                     63,454             63,454
    Vehicles                                                                   24,668            793,320
    Less: Accum Depr                                                       (5,067,366)        (7,283,674)
                                                                         ------------       ------------
Total Property and Equipment                                                  451,193          2,237,321

Other Assets - Deposits                                                       122,902            113,192

                                                                         ------------       ------------
TOTAL ASSETS                                                             $ 55,399,223       $ 34,326,240
                                                                         ============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
    Accounts Payable                                                          979,425               --
    Taxes Payable                                                           3,034,714          1,866,688
    Wages Payable                                                           8,244,405          9,432,472
    Notes Payable                                                                --                 --
    Secured Debt                                                                 --                 --
    Professional fees                                                            --                 --
    Customer Deposits                                                      29,500,000               --
    Accrued Interest Payable                                                1,600,000               --
    Other Post Petition Liabilities                                         3,660,544          1,007,623
                                                                         ------------       ------------
Total Post Petition liabilities                                            47,019,088         12,306,783

LIABILITIES SUBJECT TO COMPROMISE
    Secured Debt                                                            4,107,919         25,920,430
    Priority                                                                1,148,749          1,151,429
    Unsecured                                                               8,494,851          8,385,217
    Unsecured reserves for unliquidated claims                              5,852,267          5,674,500
                                                                         ------------       ------------
Total Pre-Petition Liabilities                                             19,603,786         41,131,576

                                                                         ------------       ------------
Total Liabilities                                                          66,622,874         53,438,359
                                                                         ------------       ------------

STOCKHOLDER'S EQUITY
    Capital Stock                                                              63,762             63,762
    Additional Paid in Capital                                             31,320,074         31,280,324
    Retained Earnings                                                     (42,607,487)       (50,456,205)
                                                                         ------------       ------------
Total Equity                                                              (11,223,651)       (19,112,119)
                                                                         ------------       ------------

                                                                         ------------       ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $ 55,399,223       $ 34,326,240
                                                                         ============       ============

                              DEBTOR QUESTIONAIRE

----------------------------------------------------------------------------------------- ---------- ----------
Must be completed each month                                                                 Yes        No
----------------------------------------------------------------------------------------- ---------- ----------
1.      Have any assets been sold or transferred outside the normal course of business        X
this reporting period?  If yes, provide an explanation below:
----------------------------------------------------------------------------------------- ---------- ----------
2.      Have any funds been disbursed from any account other than a debtor in                            X
possession account this reporting period?  If yes, provide an explanation below:
----------------------------------------------------------------------------------------- ---------- ----------
3.      Have all post-petition tax returns been timely filed ?  If no, provide an             X
explanation below:
----------------------------------------------------------------------------------------- ---------- ----------
4.      Are worker compensation, general liability and other necessary insurance              X
coverages in effect?  If no, provide an explanation below:
----------------------------------------------------------------------------------------- ---------- ----------


#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.